AMENDMENT No. 3, dated as of October 3, 2019 (this “Amendment”), to Second Amended and Restated Credit Agreement, dated as of February 15, 2017, as amended by Amendment No. 1, dated as of November 22, 2017, as amended by the Joinder And Amendment Agreement dated as of June 4, 2019 (and as further amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), among DESERT NEWCO, LLC, a Delaware limited liability company (“Holdings”), GO DADDY OPERATING COMPANY, LLC, a Delaware limited liability company and GD FINANCE CO, INC., a Delaware corporation (collectively, the “Borrowers”) the lending institutions from time to time parties thereto (each a “Lender” and, collectively, together with the Swingline Lender, the “Lenders”), BARCLAYS BANK PLC, as, the Administrative Agent, the Collateral Agent, the Swingline Lender and a Letter of Credit Issuer. Capitalized terms used but not defined herein having the meaning provided in the Credit Agreement (as amended hereby).
WHEREAS, Section 13.1 of the Credit Agreement permits amendments with the written consent of the Administrative Agent, Holdings, the Borrowers and the Lenders providing the relevant Replacement Term Loans to permit the refinancing of all outstanding Term Loans of any Class with a replacement term loan tranche (“Replacement Term Loans”) thereunder;
WHEREAS, the Borrowers desire to create a new tranche of term loans consisting of Tranche B-2 Term Loans (as defined in Section 1 hereto) pursuant to amendments authorized by Section 13.1 of the Credit Agreement which Tranche B-2 Term Loans shall, except with respect to the definition of “Applicable Margin” and Section 5.1(b), have identical terms as the Tranche B-1 Term Loans (the “Existing Tranche B-1 Term Loans”) and shall be in a like principal amount as the outstanding Existing Tranche B-1 Term Loans and the proceeds of which will be used to refinance all of the Existing Tranche B-1 Term Loans all as more fully set forth in Section 1;
WHEREAS, upon the effectiveness of this Amendment, each Lender holding Existing Tranche B-1 Term Loans (an “Existing Tranche B-1 Term Loan Lender”) that shall have executed and delivered a consent to this Amendment substantially in the form of Exhibit A hereto (a “Consent to Amendment No. 3”) under the “Cashless Settlement Option” (each, a “Cashless Option Tranche B-2 Lender”) shall be deemed to have exchanged all of its Existing Tranche B-1 Term Loans (which Existing Tranche B-1 Term Loans shall thereafter no longer be deemed to be outstanding) for Tranche B-2 Term Loans in the same aggregate principal amount as such Existing Tranche B-1 Term Loan Lender’s Existing Tranche B-1 Term Loans (or such lesser amount as determined by the Amendment No. 3 Arrangers (as defined below)), and such Existing Tranche B-1 Term Loan Lender shall thereafter become a Tranche B-2 Term Loan Lender;
WHEREAS, upon the effectiveness of this Amendment, each Additional Tranche B-2 Term Loan Lender will make Additional Tranche B-2 Term Loans to the Borrowers in Dollars in the amount set forth next to its name on Schedule I hereto (the “Amendment No. 3 Allocation Schedule”), the proceeds of which will be used by the Borrowers to repay in full the outstanding principal amount of Existing Tranche B-1 Term Loans that are not exchanged for Tranche B-2 Term Loans, as well as prepay Existing Tranche B-1 Term Loans from Existing Tranche B-1 Term Loan Lenders that execute and deliver a Consent to Amendment No. 3 under the “Post-Closing Settlement Option” (each, a “Post-Closing Option Tranche B-2 Lender”); and the Borrowers shall pay to each Existing Tranche B-1 Term Loan Lender all accrued and unpaid interest on the Existing Tranche B-1 Term Loans to, but not including, the date of effectiveness of this Amendment; and

WHEREAS, Barclays Bank PLC and KKR Capital Markets LLC are joint lead arrangers and joint bookrunners for Amendment No. 3 and the Tranche B-2 Term Loans (collectively, the “Amendment No. 3 Arrangers”);
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section I.Amendments. The Credit Agreement is hereby amended effective as of the Amendment No. 3 Effective Date as follows:
(a)    The following defined terms shall be added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:
“Additional Tranche B-2 Term Loan” shall mean a Term Loan in Dollars that is made pursuant to Section 2.1(f)(ii) on the Amendment No. 3 Effective Date.
“Additional Tranche B-2 Term Loan Commitment” shall mean, with respect to an Additional Tranche B-2 Term Loan Lender, the commitment of such Additional Tranche B-2 Term Loan Lender to make Additional Tranche B-2 Term Loans on the Amendment No. 3 Effective Date, in an amount set forth on the Amendment No. 3 Allocation Schedule. The aggregate amount of the Additional Tranche B-2 Term Loan Commitments shall equal the outstanding principal amount of Existing Tranche B-1 Term Loans of Non-Consenting Existing Tranche B-1 Term Loan Lenders and Existing Tranche B-1 Term Loans of Post-Closing Option Tranche B-2 Lenders.
“Additional Tranche B-2 Term Loan Lender” shall mean a Person with an Additional Tranche B-2 Term Loan Commitment on the Amendment No. 3 Effective Date.
“Amendment No. 3” shall mean Amendment No. 3 to this Agreement dated as of the Amendment No. 3 Effective Date.
“Amendment No. 3 Allocation Schedule” shall mean the Additional Tranche B-2 Term Loans to the Borrowers in Dollars made by each Additional Tranche B-2 Term Loan Lender in the amount set forth next to its name on Schedule I to the Amendment No. 3.
“Amendment No. 3 Arranger” shall have the meaning provided in Amendment No. 3.
“Amendment No. 3 Effective Date” shall mean October 3, 2019, the first Business Day on which all conditions precedent set forth in Section 3 of Amendment No. 3 are satisfied.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Cashless Option Tranche B-2 Lender” shall mean each Existing Tranche B-1 Term Loan Lender that has executed and delivered a Consent to Amendment No. 3 under the “Cashless Settlement Option.”

“Consent to Amendment No. 3” shall mean a consent to Amendment No. 3 substantially in the form of Exhibit A attached thereto.
“Existing Tranche B-1 Term Loan” shall have the meaning provided in Amendment No. 3.
“Existing Tranche B-1 Term Loan Lender” shall have the meaning provided in Amendment No. 3.
“Non-Consenting Existing Tranche B-1 Term Loan Lender” shall mean each Existing Tranche B-1 Term Loan Lender that did not execute and deliver a Consent to Amendment No. 3 on or prior to the Amendment No. 3 Effective Date.
“Post-Closing Option Tranche B-2 Lender” shall mean each Existing Tranche B-1 Term Loan Lender that has executed and delivered a Consent to Amendment No. 3 under the “Post-Closing Settlement Option.”
“Tranche B-2 Term Loan” shall mean, collectively, (i) a Term Loan in Dollars made pursuant to Section 2.1(f)(i) on the Amendment No. 3 Effective Date and (ii) each Additional Tranche B-2 Term Loan.
“Tranche B-2 Term Loan Commitment” shall mean, with respect to a Cashless Option Tranche B-2 Lender, the agreement of such Cashless Option Tranche B-2 Lender to exchange its Existing Tranche B-1 Term Loans for an equal aggregate principal amount of Tranche B-2 Term Loans (or such lesser amount as determined by the Amendment No. 3 Arrangers) on the Amendment No. 3 Effective Date, as evidenced by such Existing Tranche B-1 Term Loan Lender executing and delivering Amendment No. 3.
“Tranche B-2 Term Loan Lender” shall mean, collectively, (i) each Existing Tranche B-1 Term Loan Lender that executes and delivers a Consent to Amendment No. 3 on or prior to the Amendment No. 3 Effective Date and (ii) each Additional Tranche B-2 Term Loan Lender.
(b)    Section 1.1 of the Credit Agreement is hereby amended by replacing the definitions of “Benefit Plan” and “ERISA” with the following:
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.
“Joint Lead Arrangers and Bookrunners” shall mean BARCLAYS BANK PLC, DEUTSCHE BANK SECURITIES INC., CITIGROUP, RBC CAPITAL MARKETS, JPMORGAN CHASE BANK, N.A., HSBC SECURITIES (USA) INC., SG AMERICAS SECURITIES, LLC, the Amendment No. 1 Arrangers, the Amendment No. 2 Arrangers and the Amendment No. 3 Arrangers.

(c)    Section 1.1 of the Credit Agreement is hereby amended by deleting the following definition in its entirety:
“Tranche B-1 Term Loan Facility” shall mean the Credit Facility consisting of the Tranche B-1 Term Loan Commitments and the Additional Tranche B-1 Term Loan Commitments and the Tranche B-1 Term Loans.
(d)    Section 1.1 of the Credit Agreement is hereby amended by deleting clause (a) of the definition of “Applicable Margin” contained therein in its entirety and replacing it with the following:
“(1) for LIBOR Loans that are Tranche B-2 Term Loans, 1.75% and (2) for ABR Loans that are Tranche B-2 Term Loans, 0.75%”
(e)    Section 2.1 of the Credit Agreement is hereby amended by replacing clause (f) to such Section with the following:
“(f)    (i) Subject to and upon the terms and conditions herein set forth, each Cashless Option Tranche B-2 Lender severally agrees to exchange its Existing Tranche B-1 Term Loan for a like principal amount of Tranche B-2 Term Loans (or such lesser amount as determined by the Amendment No. 3 Arrangers) on the Amendment No. 3 Effective Date. Notwithstanding anything to the contrary contained herein, the Interest Period then in effect (and the LIBOR Rate thereunder) prior to any exchange of Existing Tranche B-1 Term Loans for Tranche B-2 Term Loans shall remain in effect following any such exchange.
(ii) Subject to and upon the terms and conditions herein set forth, each Additional Tranche B-2 Term Loan Lender severally agrees to make Additional Tranche B-2 Term Loans in Dollars to the Borrowers on the Amendment No. 3 Effective Date in a principal amount not to exceed its Additional Tranche B-2 Term Loan Commitment on the Amendment No.3 Effective Date. The Borrowers shall prepay all Existing Tranche B-1 Term Loans of Non-Consenting Existing Tranche B-1 Term Loan Lenders and Post-Closing Option Tranche B-2 Lenders with the gross proceeds of the Additional Tranche B-2 Term Loans. The Interest Period then in effect (and the LIBOR Rate thereunder) for the Existing Tranche B-1 Term Loans of Non-Consenting Existing Tranche B-1 Term Loan Lenders and Post-Closing Option Tranche B-2 Lenders shall remain in effect for the Additional Tranche B-2 Term Loans following any such repayment.
(iii) The Borrowers shall pay all accrued and unpaid interest on the Existing Tranche B-1 Term Loans to the Existing Tranche B-1 Term Loan Lenders to, but not including, the Amendment No. 3 Effective Date on such Amendment No. 3 Effective Date.
(iv) The Tranche B-2 Term Loans shall have the same terms as the Existing Tranche B-1 Term Loans as set forth in the Credit Agreement and Credit Documents, except as modified by Amendment No. 3. For avoidance of doubt, the Tranche B-2 Term Loans, except as set forth in Amendment No. 3, shall have the same rights and obligations under this Agreement and the other Credit Documents as the Existing Tranche B-1 Term Loans.”

(f)    Section 2.5(b) of the Credit Agreement is hereby amended by deleting the references to “the Amendment No. 1 Effective Date” contained therein and replacing it with “the Amendment No. 3 Effective Date”.
(g)    Section 5.1(b) of the Credit Agreement is hereby amended by deleting the section in its entirety and replacing it with the following:
“(b)    In the event that, on or prior to the six-month anniversary of the Amendment No. 3 Effective Date, the Borrowers (i) make any prepayment of Tranche B-2 Term Loans in connection with any Repricing Transaction the primary purpose of which is to decrease the Effective Yield on such Tranche B-2 Term Loans or (ii) effect any amendment of this Agreement resulting in a Repricing Transaction the primary purpose of which is to decrease the Effective Yield on the Tranche B-2 Term Loans, the Borrowers shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (x) in the case of clause (i), a prepayment premium of 1.00% of the principal amount of the Tranche B-2 Term Loans being prepaid in connection with such Repricing Transaction and (y) in the case of clause (ii), an amount equal to 1.00% of the aggregate amount of the applicable Tranche B-2 Term Loans outstanding immediately prior to such amendment that are subject to an effective pricing reduction pursuant to such Repricing Transaction.”
(h)    Section 5.2 of the Credit Agreement is hereby amended by replacing clause (g) of such Section with the following:
“(g)    Notwithstanding anything to the contrary contained in Section 5.1 and this Section 5.2, 100% of the proceeds of all Additional Tranche B-2 Term Loans shall be used to repay Existing Tranche B-1 Term Loans of the Non-Consenting Existing Tranche B-1 Term Loan Lenders and Post-Closing Option Tranche B-2 Lenders.”
(i)    Section 9.1(c) of the Credit Agreement is hereby amended by replacing “[Reserved]” with:
(c) Beneficial Ownership Certification. Promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with the Beneficial Ownership Regulation.”
(j)    Section 9.13(a) of the Credit Agreement is hereby amended by replacing the last sentence with the following:
“Any proceeds of the Tranche B-2 Term Loans shall be applied on the Amendment No. 3 Effective Date to prepay Existing Tranche B-1 Term Loans of Non-Consenting Existing Tranche B-1 Lenders and Post-Closing Option Tranche B-2 Lenders in full.”
(k)    Section 12.15 of the Credit Agreement is hereby replaced in its entirety with the following:
“(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Agents and Amendment No. 3 Arrangers and their respective Affiliates and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Credit Party, that at least one of the following is and will be true:
(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement,
(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,
(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or
(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Agents and the Amendment No. 3 Arrangers and their respective Affiliates and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Credit Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Credit Document or any documents related hereto or thereto.”
(l)    Section 13.24 is hereby added to the Credit Agreement, as follows:

“Acknowledgement Regarding Any Supported QFCs. To the extent that the Credit Documents provide support, through a guarantee or otherwise, for any Hedge Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b) As used in this Section 13.24, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”
(m)    All references to “Initial Term Loan”, “Initial Term Loan Commitment”, “Initial Term Loan Lender”, “Initial Term Loan Maturity Date”, “Initial Term Loan Repayment Amount”, “Initial Term Loan Repayment Date”, “Required Initial Term Loan Lenders” and “Total Initial Term Loan Commitment” (except any such references appearing in the preamble to the Credit Agreement, and

Section 2.1(a) and 9.13(a) of the Credit Agreement) in the Credit Agreement and the Credit Documents shall be deemed to be references to “Tranche B-2 Term Loan”, “Tranche B-2 Term Loan Commitment”, “Tranche B-2 Term Loan Lender”, “Tranche B-2 Term Loan Maturity Date”, “Tranche B-2 Repayment Amount”, “Tranche B-2 Repayment Date”, “Required Tranche B-2 Term Loan Lenders” and “Total Tranche B-2 Term Loan Commitment”, respectively.
(n)    All references to “Delayed Draw Term Loan”, “Delayed Draw Term Loan Commitment” and “Delayed Term Loan Maturity Date” (except any such references appearing in the preamble to the Credit Agreement, and Section 2.1(a) and 9.13(a) of the Credit Agreement) in the Credit Agreement and the Credit Documents shall be deemed to be references to “Tranche B-2 Term Loan”, “Tranche B-2 Term Loan Commitment” and “Tranche B-2 Term Loan Maturity Date”, respectively.
(o)    All references to “Tranche B-1 Term Loan”, “Tranche B-1 Term Loan Commitment” and “Tranche B-1 Term Loan Lender” (except any such references appearing in the preamble to the Credit Agreement, and Section 2.1(a) and 9.13(a) of the Credit Agreement) in the Credit Agreement and the Credit Documents shall be deemed to be references to “Tranche B-2 Term Loan”, “Tranche B-2 Term Loan Commitment” and “Tranche B-2 Term Loan Lender”, respectively.
(p)    (a) The Additional Tranche B-2 Term Loan Commitments shall not be treated as New Term Loan Commitments as such term is defined in Section 2.14(a) of the Credit Agreement; (b) the Additional Tranche B-2 Term Loans shall not be treated as New Term Loans as such term is defined in Section 2.14(c) of the Credit Agreement; (c) the Additional Tranche B-2 Term Loan Lenders shall not be treated as New Term Loan Lenders as such term is defined in Section 2.14(c) of the Credit Agreement; and (d) clauses (m) and (n) of Section 1 of this Amendment shall not apply where the context clearly requires otherwise.
(q)    The Lenders party hereto (or party to a Consent to Amendment No. 3) waive the payment of any breakage loss or expense under Section 2.11 of the Credit Agreement in connection with the repayment of Existing Tranche B-1 Term Loans on the Amendment No. 3 Effective Date.
Section 2.    Representations and Warranties. Each Credit Party represents and warrants to the Lenders as of the Amendment No. 3 Effective Date that:
(a)    Each Credit Party has taken all necessary organizational action to authorize the execution and delivery of this Amendment.
(b)    Each Credit Party has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity.
(c)    The execution, delivery and performance by each Credit Party of this Amendment, will not (a) contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party or any of the Restricted Subsidiaries (other than Liens created under the Credit Documents) pursuant to, the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which such Credit Party or any of the Restricted Subsidiaries is a party or by which it or any of its property or assets is bound other than any such breach, default or Lien that could not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the certificate of incorporation, by-laws or other organizational documents of such Credit Party or any of the Restricted Subsidiaries.
(d)    Before and after giving effect to this Amendment, the representations and warranties made by any Credit Party contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (or if qualified by “materiality,” “material adverse effect” or similar language, in all respects (after giving effect to such qualification)) with the same effect as though such representations and warranties had been made on and as of the Amendment No. 3 Effective Date, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or if qualified by “materiality,” “material adverse effect” or similar language, in all respects (after giving effect to such qualification)) as of such earlier date.
(e)    At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
(f)    As of the Amendment No. 3 Effective Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.
Section 3.    Conditions to Effectiveness of Amendment. This Amendment shall become effective on the first Business Day on which each of the following conditions is satisfied:
(a)    The Administrative Agent shall have received (i) from each Existing Tranche B-1 Term Loan Lender with a Tranche B-2 Term Loan Commitment and from Additional Tranche B-2 Term Loan Lenders having Additional Tranche B-2 Term Loan Commitments equal in principal amount to the amount of Existing Tranche B-1 Term Loans held by Non-Consenting Existing Tranche B-1 Term Loan Lenders and Post-Closing Option Tranche B-2 Lenders, (ii) from the Administrative Agent, (iii) from the Required Lenders and (iv) from the Borrowers and each Guarantor, either (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;
(b)    The Borrowers shall have paid to all Existing Tranche B-1 Term Loan Lenders on the Amendment No. 3 Effective Date, simultaneously with the making of Tranche B-2 Term Loans under the Credit Agreement, all accrued and unpaid interest on the Existing Tranche B-1 Term Loans to, but not including, the Amendment No. 3 Effective Date;
(c)    The Administrative Agent shall have received the executed legal opinion of Wilson Sonsini Goodrich & Rosati, special counsel to the Borrowers. The Borrowers, the other Credit Parties and the Administrative Agent hereby instruct such counsel to deliver such legal opinion;
(d)    The Borrowers shall have paid (i) the Agents the fees in the amounts previously agreed in writing to be received on the Amendment No. 3 Effective Date, (ii) the Administrative Agent, for the account of each Tranche B-2 Term Loan Lender, a fee in an amount equal to 0.125% of the outstanding principal amount of such Lender’s Tranche B-2 Term Loan on the Amendment No. 3 Effective Date and (iii) the Administrative Agent all reasonable costs and expenses (including, without limitation the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Agents) of the Administrative Agent for which invoices have been presented prior to the Amendment No. 3 Effective Date;
(e)    At the time of and immediately after giving effect to the Amendment no Default or Event of Default shall have occurred and be continuing;
(f)    The Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to the Mortgaged Properties (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrowers and the applicable Credit Party relating thereto) and, if any such Mortgaged Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the Flood Insurance Laws, evidence of flood insurance to the extent required pursuant to the Credit Agreement all by the Amendment No. 3 Effective Date;
(g)    The Administrative Agent shall have received the results of (i) searches of the Uniform Commercial Code filings (or equivalent filings) and (ii) bankruptcy, judgment, tax and intellectual property lien searches, made with respect to the Credit Parties in the states of formation of such Person, together with (in the case of clause (i)) copies of the financing statements (or similar documents) disclosed by such search;
(h)    The Administrative Agent (or its counsel) shall have received (i) (A) a certificate of each of Holdings and the Borrowers, dated the Amendment No. 3 Effective Date, substantially in the form of Exhibit G to the Credit Agreement, with appropriate insertions, executed by any Authorized Officer (or in the case of Holdings any Director or authorized agent of Holdings) and the Secretary or any Assistant Secretary of Holdings or the Borrowers (or in the case of Holdings any Director or authorized agent of Holdings), as applicable, and attaching the documents referred to in the following clause (B) and (B) (x) a copy of the resolutions of the board of directors or other managers of Holdings and the Borrowers (or a duly authorized committee thereof) authorizing (I) the execution, delivery, and performance of this Amendment (and any agreements relating thereto) to which it is a party and (II) in the case of the Borrowers, the extensions of credit contemplated hereunder, (y) the Certificate of Incorporation and By-Laws, Certificate of Formation and Operating Agreement or other comparable organizational documents, as applicable, of Holdings and the Borrowers and (z) signature and incumbency certificates (or other comparable documents evidencing the same) of the Authorized Officers of Holdings and the Borrowers executing the Credit Documents to which it is a party or (ii) a certificate of Holdings on behalf of each Borrower, dated the Amendment No. 3 Effective Date and executed by an Authorized Officer of Holdings, certifying that, except as otherwise indicated therein, there have been no amendments, supplements or modifications since the Closing Date to the documents delivered on the Closing Date pursuant to Sections 6.3 and 6.4 of the Credit Agreement; and
(i)    Each Lender that so requests and the Administrative Agent shall have received (and shall be reasonably satisfied with) (i) at least two (2) days prior to the Amendment No. 3 Effective Date, such documentation and information as is reasonably requested in writing at least seven (7) Business Days prior to the Amendment No. 3 Effective Date by the Administrative Agent about the Credit Parties to the extent the Administrative Agent and Holdings in good faith mutually agree is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act and (ii) at least three (3) Business Days prior to the Amendment No.3 Effective Date, from each Borrower, if it qualifies as a “legal entity customer”

under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such Borrower.
Section 4.    Agreements. Holdings hereby agrees to take, and cause the other applicable Credit Parties to take, the actions listed on Schedule II to Amendment No. 3 within 90 days of the Amendment No.3 Effective Date (or such later date as the Administrative Agent in its reasonable discretion may agree).
Section 5.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of an original executed counterpart hereof.
Section 6.    Governing Law; Submission to Jurisdiction; Waivers, Waivers of Jury Trial. The applicable law, submission to jurisdiction and waiver provisions set forth in Sections 13.12, 13.13 and 13.15 of the Credit Agreement shall apply to this Amendment No. 3, mutatis mutandis.
Section 7.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 8.    Effect of Amendment.
(a)    This Amendment shall not constitute a novation of the Credit Agreement or any of the Credit Documents. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. By executing and delivering a copy hereof, each Credit Party hereby consents to Amendment No. 3 and the transactions contemplated thereby and hereby confirms its respective guarantees, pledges and grants of security interests, as applicable, under and subject to the terms of each of the Credit Documents to which it is party, and agrees that, after giving effect to this Amendment, such guarantees, pledges and grants of security interests, and the terms of each of the Security Documents to which it is a party, shall continue to be in full force and effect, including to secure the Obligations (including, without limitation, the Tranche B-2 Term Loans). For the avoidance of doubt, on and after the Amendment No. 3 Effective Date, this Amendment shall for all purposes constitute a Credit Document.
(b)    Each Additional Tranche B-2 Term Loan Lender party hereto (i) confirms that it has received a copy of the Credit Agreement, this Amendment No. 3 and the other Credit Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment No. 3; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, any Agent or any other Additional Tranche B-2 Term Loan Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.  Upon the Amendment No. 3 Effective Date, the undersigned Additional Tranche B-2 Term Loan Lender shall become a Lender under the Credit Agreement and shall have the respective Additional Tranche B-2 Term Loan Commitment set forth next to its name on the Amendment No. 3 Allocation Schedule. In addition, if an Existing Tranche B-1 Term Loan Lender has exercised its “Cashless Settlement Option” or the “Post-Closing Settlement Option” pursuant to their Consent to Amendment No. 3, the amount of such Existing Tranche B-1 Term Loan Lender’s participation in the Tranche B-2 Term Loans may be less than 100% of the principal amount of such Existing Tranche B-1 Term Loan Lender’s Existing Tranche B-1 Term Loans, based on the Amendment No. 3 Arrangers’ allocation of the Tranche B-2 Term Loans.
Section 9.    Tax Matters. The parties hereto shall treat all the Tranche B-2 Term Loans (including the Additional Tranche B-2 Term Loans) as one fungible tranche for U.S. federal and applicable state and local income tax purposes.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
GO DADDY OPERATING COMPANY, LLC
By:    /s/ Nima Jacobs Kelly
    Name: Nima Jacobs Kelly
    Title: Corporate Secretary and General Counsel
GD FINANCE CO, INC.
By:    /s/ Nima Jacobs Kelly
    Name: Nima Jacobs Kelly
    Title: Secretary and General Counsel
DESERT NEWCO, LLC
By:    /s/ Nima Jacobs Kelly
    Name: Nima Jacobs Kelly
    Title: EVP and General Counsel
GODADDY.COM, LLC,
as a Guarantor
By:    /s/ Nima Jacobs Kelly
    Name: Nima Jacobs Kelly
    Title: Chief Legal Officer
WILD WEST DOMAINS, LLC,
as a Guarantor
By:    /s/ Nima Jacobs Kelly
    Name: Nima Jacobs Kelly
    Title: Corporate Secretary and General Counsel

[Signature Page to Amendment No. 3]

SPECIAL DOMAIN SERVICES, LLC,
as a Guarantor
By:    /s/ Nima Jacobs Kelly
    Name: Nima Jacobs Kelly
    Title: Corporate Secretary and General Counsel
DOMAINS BY PROXY, LLC,
as a Guarantor
By:    /s/ Nima Jacobs Kelly
    Name: Nima Jacobs Kelly
    Title: Corporate Secretary and General Counsel
BLUE RAZOR DOMAINS, LLC,
as a Guarantor
By:    /s/ Nima Jacobs Kelly
    Name: Nima Jacobs Kelly
    Title: Corporate Secretary and General Counsel
STARFIELD TECHNOLOGIES, LLC,
as a Guarantor
By:    /s/ Nima Jacobs Kelly
    Name: Nima Jacobs Kelly
    Title: Corporate Secretary and General Counsel
GO AUSTRALIA DOMAINS, LLC,
as a Guarantor
By:    /s/ Nima Jacobs Kelly
    Name: Nima Jacobs Kelly
    Title: Corporate Secretary and General Counsel

[Signature Page to Amendment No. 3]

GO CANADA DOMAINS, LLC,
as a Guarantor
By:    /s/ Nima Jacobs Kelly
    Name: Nima Jacobs Kelly
    Title: Corporate Secretary and General Counsel
GO FRANCE DOMAINS, LLC,
as a Guarantor
By:    /s/ Nima Jacobs Kelly
    Name: Nima Jacobs Kelly
    Title: Corporate Secretary and General Counsel
GO MONTENEGRO DOMAINS, LLC,
as a Guarantor
By:    /s/ Nima Jacobs Kelly
    Name: Nima Jacobs Kelly
    Title: Corporate Secretary and General Counsel
GO CHINA DOMAINS, LLC,
as a Guarantor
By:    /s/ Nima Jacobs Kelly
    Name: Nima Jacobs Kelly
    Title: Corporate Secretary and General Counsel
GO DADDY EAST, LLC,
as a Guarantor
By:    /s/ Nima Jacobs Kelly
    Name: Nima Jacobs Kelly
    Title: Corporate Secretary and General Counsel

[Signature Page to Amendment No. 3]

AFTERNIC SERVICES, LLC,
as a Guarantor
By:    /s/ Nima Jacobs Kelly
    Name: Nima Jacobs Kelly
    Title: Executive Vice President
NAMEFIND LLC,
as a Guarantor
By:    /s/ Nima Jacobs Kelly
    Name: Nima Jacobs Kelly
    Title: Corporate Secretary and General Counsel
CALLCATCHERS INC.,
as a Guarantor
By:    /s/ Nima Jacobs Kelly
    Name: Nima Jacobs Kelly
    Title: Secretary
GODADDY MEDIA TEMPLE, INC.,
as a Guarantor
By:    /s/ Nima Jacobs Kelly
    Name: Nima Jacobs Kelly
    Title: Secretary

[Signature Page to Amendment No. 3]

BARCLAYS BANK PLC, as Administrative Agent and Collateral Agent
By:    /s/ Martin Corrigan
    Name: Martin Corrigan
    Title: Vice President

[Signature Page to Amendment No. 3]

Barclays Bank PLC, as Additional Tranche B-2 Term Loan Lender
By:    /s/ Martin Corrigan
    Name: Martin Corrigan
    Title: Vice President

[Signature Page to Amendment No. 3]

Schedule I

Additional Tranche B-2 Term Loan Lender	Additional Tranche B-2 Term Loan Commitment	Notice address
Barclays Bank PLC	$277,019,422.30	Barclays Bank PLC Bank Debt Management Group 745 Seventh Avenue New York, NY 10019 Attn: Go Daddy - Portfolio Manager: Peter Oberrender
TOTAL	$277,019,422.30

I-1

Schedule II
Action to be taken within 90 days of the Amendment No. 3 Effective Date unless otherwise noted
(or such later date as the Administrative Agent in its reasonable discretion may agree)

1.
A title search for the applicable real property encumbered by a Mortgage, which shall be in form and substance reasonably satisfactory to the Administrative Agent and reasonably assures the Administrative Agent as of the date of such title search that the Mortgaged Property subject to the lien of such Mortgage is free and clear of all defects and encumbrances except those Liens permitted under such Mortgage; and

either:
A)    a favorable opinion, addressed to the Administrative Agent and each of the Secured Parties, in form and substance reasonably satisfactory to the Administrative Agent, from local counsel in the jurisdiction in which the Mortgaged Property is located substantially to the effect that:
i)    the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Credit Agreement, as amended pursuant to this Amendment, and the other documents executed in connection therewith, for the benefit of the Secured Parties; and
ii)    no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in order to maintain the continued enforceability, validity or priority of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Credit Agreement, as amended pursuant to this Amendment, and the other documents executed in connection therewith, for the benefit of the Secured Parties; or
B)    such other documentation with respect to the Mortgaged Property, in each case in form and substance reasonably acceptable to the Administrative Agent, as shall confirm the enforceability, validity and perfection of the lien in favor of the Secured Parties, including, without limitation:
i)    an amendment to the existing Mortgage (the “Mortgage Amendment”) duly executed and acknowledged by the applicable Credit Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Administrative Agent;
ii)    a favorable opinion, addressed to the Administrative Agent and the Secured Parties covering, among other things, the due authorization, execution, delivery and enforceability of the applicable Mortgage as amended by the Mortgage Amendment, and shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent; and

II-1

iii)    evidence of payment by the Borrowers of all search and examination charges escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendment referred to above.

II-2

Exhibit A
CONSENT TO AMENDMENT NO. 3
[ ], 2019
CONSENT (this “Consent to Amendment No. 3”) to Amendment No. 3 (“Amendment”) to Second Amended and Restated Credit Agreement, dated as of February 15, 2017, as amended by Amendment No. 1, dated as of November 22, 2017, as amended by the Joinder And Amendment Agreement dated as of June 4, 2019 (and as further amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), among DESERT NEWCO, LLC, a Delaware limited liability company (“Holdings”), GO DADDY OPERATING COMPANY, LLC, a Delaware limited liability company and GD FINANCE CO, INC., a Delaware corporation (collectively, the “Borrowers”) the lending institutions from time to time parties thereto (each a “Lender” and, collectively, together with the Swingline Lender, the “Lenders”), BARCLAYS BANK PLC, as the Administrative Agent, the Collateral Agent, the Swingline Lender, and a Letter of Credit Issuer. Capitalized terms used but not defined herein having the meaning provided in the Credit Agreement (as amended hereby).
Existing Lenders of Term Loans
The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):
Cashless Settlement Option
to convert 100% of the outstanding principal amount of the Existing Tranche B-1 Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 3 Arrangers) into Tranche B-2 Term Loans in a like principal amount.
Post-Closing Settlement Option
to have 100% of the outstanding principal amount of the Existing Tranche B-1 Term Loans held by such Lender prepaid on the Amendment No. 3 Effective Date and purchase by assignment the principal amount of Tranche B-2 Term Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Amendment No. 3 Arrangers).
Please note that, regardless of whether you elect the Cashless Settlement Option or the Post-Closing Settlement Option, the Amendment No. 3 Arrangers may, in their sole discretion, (i) in the case of the Cashless Settlement Option, elect to exchange (on a cashless basis) less than 100% of your existing hold, in which case the difference between the current amount and the allocated amount will be prepaid to each of your funds on the Amendment No. 3 Effective Date on a pro rata basis and/or (ii) in the case of the Post-Closing Settlement Option, allocate to you less than 100% of your existing hold, in which case your allocated amount will be allocated to each of your funds on a pro rata basis.

A-1

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.
________________________________________,
as a Lender (type name of the legal entity)
By:
Name:
Title:
If a second signature is necessary:
By:
Name:
Title:
Current Holding Amount of Existing Tranche B-1 Term Loans:
$_____________________

Name of Fund Manager (if any):__________________